                                                 Registration No. 33-___________

         As filed with the Securities and Exchange Commission on June 6, 1996

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                                 ___________________

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                                 ___________________

                                OLYMPIC FINANCIAL LTD.
                (Exact name of registrant as specified in its charter)

        Minnesota                                                  41-1664848
(State or other jurisdiction                                   (I.R.S. Employer
of incorporation or organization)                            Identification No.)
                                 ___________________

                             7825 Washington Avenue South
                          Minneapolis, Minnesota 55439-2444
                            (Address, including zip code,
                     of registrant's principal executive offices)
                                 ___________________

                                OLYMPIC FINANCIAL LTD.
                             EMPLOYEE STOCK PURCHASE PLAN
                               (Full title of the plan)
                                 ___________________

                                   Jeffrey C. Mack
                                Olympic Financial Ltd.
                               Olympic Financial Center
                             7825 Washington Avenue South
                          Minneapolis, Minnesota 55439-2435
                                    (612) 942-9880
                         (Name, address and telephone number,
                 including area code, of agent for service of process)
                                 ___________________

                                       Copy to:
                               Richard G. Swanson, Esq.
                                 Dorsey & Whitney LLP
                                220 South Sixth Street
                             Minnesota, Minnesota  55402
                                 ___________________



                                                       CALCULATION OF REGISTRATION FEE
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                                                       Proposed maximum    Proposed maximum
                                       Amount to be    offering price per  aggregate offering       Amount of
Title of securities to be registered   registered          share(1)             price            registration fee
- ---------------------------------------------------------------------------------------------------------------------
Common stock, $.01 par value           300,000             $23.50              $7,050,000           $2,431.03
- ---------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and based upon the average of the high and low prices for shares of the Registrant's Common Stock on May 31, 1996, as reported by the New York Stock Exchange.

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- --------------------------------------------------------------------------------

                                       PART II


         This Registration Statement on Form S-8 relates to additional shares of Common Stock to be issued by the Registrant under its Employee Stock Purchase Plan (the "Plan"). The Registrant hereby incorporates by reference the contents of its previously filed Registration Statement on Form S-8 relating to the Plan (Commission File No. 33-56782).

ITEM 8.  EXHIBITS.

    Exhibit
    Number          Description
    ------          -----------
    5.1            Opinion of Dorsey & Whitney LLP

    23.1           Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

    23.2           Consent of Independent Public Accountants

    24             Power of Attorney (included on signature page)

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, Minnesota on the 6th day of June 1996.

                                  OLYMPIC FINANCIAL LTD.

                                  By   /s/Jeffrey C.Mack
                                       ----------------------
                                       Jeffrey C. Mack
                                       Chief Executive Officer and President

                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey C. Mack and John A. Witham, or either of them (with full power to act alone), as his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated.

    Signature                         Title                           Date

/s/Jeffrey C. Mack     Chief Executive Officer, President and     June 6, 1996
- --------------------   Director  (Principal Executive Officer)
Jeffrey C. Mack


/s/John A. Witham       Executive Vice President and Chief        June 6, 1996
- --------------------   Financial Officer  (Principal Financial
John A. Witham                            Officer)

/s/Brian S. Anderson     Senior Vice President, Corporate         June 6, 1996
- --------------------    Controller and Assistant Secretary
Brian S. Anderson         (Principal Accounting Officer)


/s/Scott H. Anderson                 Director                     June 6, 1996
- -------------------------
Scott H. Anderson


/s/A. Mark Berlin, Jr.               Director                     June 6, 1996
- -------------------------
A. Mark Berlin, Jr.

/s/Lawrence H. Bistodeau             Director                     June 6, 1996
- -------------------------
Lawrence H. Bistodeau

/s/Robert J. Cresci                  Director                     June 6, 1996
- -------------------------
Robert J. Cresci

/s/James L. Davis                    Director                     June 6, 1996
- -------------------------
James L. Davis

/s/Warren Kantor                     Director                     June 6, 1996
- -------------------------
Warren Kantor

/s/Richard A. Zona                   Director                     June 6, 1996
- -------------------------
Richard A. Zona

/s/Frederick W. Zuckerman            Director                     June 6, 1996
- -------------------------
Frederick W. Zuckerman

                                   EXHIBIT INDEX TO
                                       FORM S-8

                                OLYMPIC FINANCIAL LTD.


Exhibit
Number    Description                                           Page No.
- ------    -----------                                           --------
5.1      Opinion of Dorsey & Whitney LLP

23.1     Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

23.2     Consent of Independent Public Accountants

24       Power of Attorney (included on signature page)